                      NONQUALIFIED STOCK OPTION AGREEMENT

    THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is dated as of
the     day of          199 , between Golf Trust of America, Inc., a Maryland
corporation (the "Corporation"), and                      (the "Optionee").

                              W I T N E S S E T H

    WHEREAS, pursuant to the Corporation's 1997 Stock-Based Incentive Plan (the
"Plan"), the Corporation has granted to the Optionee effective as of the     day
of          , 19  (the "Award Date") a nonqualified stock option to purchase all
or any part of         authorized but unissued or treasury shares of Common
Stock, $0.01 par value, of the Corporation upon the terms and conditions set forth herein and in the Plan.

    NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

    1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

    2. GRANT OF OPTION. This Agreement evidences the Corporation's grant to the Optionee of the right and option to purchase, on the terms and conditions set forth herein and in the Plan, all or any part of an aggregate of
shares of the Common Stock at the price of $     per share (the "Option"),
exercisable from time to time, subject to the provisions of this Agreement and the Plan, prior to the close of business on the day before the tenth anniversary of the Award Date (the "Expiration Date").

    3. EXERCISABILITY OF OPTION. Subject to the provisions for accelerated exercisability contained in any employment agreement between the Optionee and the Corporation, as the same may be amended and/or restated from time to time:

        (a) except as earlier permitted by or pursuant to the Plan or by resolution of the Committee adopted AFTER the date hereof, no shares may be purchased by exercise of the Option until the expiration of six months after the Award Date; and

        (b)  the Option may be exercised in installments as to     % of the
    aggregate number of shares set forth in Section 2 hereof (subject to adjustment) on and after the first anniversary of the Award Date and as to
    an additional     % of such aggregate number of such shares (subject to
    adjustment) on each of the second,     , and     anniversaries of the Award
    Date.

    To the extent the Optionee does not in any year purchase all or any part of the shares to which the Optionee is entitled, the Optionee has the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the Option terminates or expires. Fractional share interests shall be disregarded, but may be cumulated. No fewer than 100 shares may be purchased at any one time, unless the number purchased is the total number at the time available for purchase under the Option.

    4. METHOD OF EXERCISE OF OPTION. The Option shall be exercisable by the delivery to the Corporation of a written notice stating the number of shares to be purchased pursuant to the Option and accompanied by payment made in accordance with and in a form permitted by the Plan and reasonably acceptable to the Committee for the full purchase price of the shares to be purchased, subject to such further limitations and rules or procedures as the Committee may from time to time establish as to any non-cash payment and as to the tax withholding requirements of Section 6.5 of the Plan. Shares delivered in payment of the exercise price must have been owned by Optionee for at least six months prior to the exercise. In addition, the Optionee (or the Optionee's Beneficiary or Personal Representative) shall furnish any written statements required pursuant to the Plan.

    5. EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH; CHANGE IN SUBSIDIARY STATUS. The Option and all other rights hereunder, to the extent not exercised, shall terminate and become null and void at such time as the Optionee ceases to be employed by either the Corporation or any subsidiary, except that

        (a) if the Optionee terminates by reason other than by death or permanent disability (as defined in subsection (b) below), the Optionee may at any time within a period of one year after such termination exercise the Option to the extent the Option was exercisable at the date of such termination;

        (b) if the Optionee terminates by reason of becoming permanently disabled (within the meaning of Code Section 22(e)(3) or as otherwise defined by the Committee), or if the Optionee becomes permanently disabled within three months after a termination described in subsection (a), then the Option may be exercised within a period of one year after the Optionee becomes permanently disabled (or, if earlier, the Optionee's termination from employment), to the extent that the Option was exercisable on such date; and

        (c) if the Optionee dies prior to a termination of employment, or within three months after a termination of employment under subsection (a) or (b) above, then the Option may be exercised within a period of one year after the Optionee's termination from employment, to the extent that the Option was exercisable on such date;

provided, however, that in no event may the Option be exercised by anyone under this Section or otherwise after the Expiration Date. If Optionee is employed by an entity which ceases to be a Subsidiary, such event shall be deemed for purposes of this Section 5 to be a termination of employment described in subsection (a) in respect of Optionee. Absence from work caused by military service or authorized sick leave shall not be considered as a termination of employment for purposes of this Section.

    6.  [Intentionally Omitted].

    7. NON-TRANSFERABILITY OF OPTION. The Option and any other rights of the Optionee under this Agreement or the Plan are nontransferable as provided (and except as provided) in Section 1.9 of the Plan.

    8. NOTICES. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office located at 14 North Adger's Wharf; Charleston, South Carolina 29401, to the attention of the Chief Financial Officer and to the Optionee at the address given beneath the Optionee's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

    9. PLAN. The Option and all rights of Optionee thereunder are subject to, and the Optionee agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by this reference, to the extent such provisions are applicable to options granted to Eligible Persons. In the event of any conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern the Option granted hereby. The Optionee acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Optionee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan after the date hereof.

    10. NOTICE OF DISPOSITION. The Optionee agrees to notify the Corporation of any sale or other disposition of any shares of Common Stock received upon exercise of the Option, if such sale or disposition occurs within two years after the Award Date or within one year after the date of such exercise.

    IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his hand.

                                          GOLF TRUST OF AMERICA, INC.,
                                           a Maryland corporation

                                          By

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                                            Title

                                               ---------------------------------

                                          OPTIONEE

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                                          (Signature)

                                          --------------------------------------
                                          (Print Name)

                                          --------------------------------------
                                          (Address)

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                                          (City, State, Zip Code)

                               CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Nonqualified Stock Option
Agreement by                      , I,                      , the spouse of the
Optionee herein named, do hereby join with my spouse in executing the foregoing Nonqualified Stock Option Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

DATED:               , 19    .            --------------------------------------
                                          Signature of Spouse